SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ☐)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

VUZIX CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3)          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed

VUZIX CORPORATION

2166 Brighton Henrietta Townline Road

Rochester, New York 14623

(585) 359-5900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

June 26, 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Vuzix Corporation. The meeting will be held on Wednesday, June 26, 2013 at 11:00 a.m. (local time) at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York, 14623, for the following purposes:

1.	To elect five (5) directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

3.	To conduct an advisory vote on executive compensation.

4.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is May 22, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

By Order of the Board of Directors

Steven D. Ward,
Secretary

Dated:	April 30, 2013
Rochester, New York

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone, instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 26, 2013.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing, are also available at www.edocumentview.com/vzx

Table of Contents

Notice of Annual Meeting of Stockholders	1
Proxy Statement for 2013 Annual Meeting of Stockholders	3
Questions and Answers about this Proxy Material and Voting	4
Security Ownership of Certain Beneficial Owners and Management	9
Section 16(a) Beneficial Ownership Reporting Compliance	10
Proposal 1 - Election of Directors	10
Nominees for Election as Directors	10
Information Regarding the Board and its Committees	12
Compensation Committee Interlocks and Insider Participation	13
Corporate Governance and Related Matters	14
Proposal 2 – Ratification of the Selection of the Company’s Independent Registered Public
Accounting Firm for Fiscal 2013	15
Audit Committee Report	16
Compensation of Named Executive Officers and Directors	17
Named Executive Officers	17
Compensation Committee Report	20
Executive Officer Compensation Tables	20
Employment Agreements and Potential Payments upon Termination or a Change in Control	23
Director Compensation	22
Transactions with Related Persons	22
Proposal 3 – Advisory Vote on Executive Compensation	24
Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	25
Other Matters	26

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VUZIX CORPORATION

2166 Brighton Henrietta Townline Road

Rochester, New York 14623

(585) 359-5900

PROXY STATEMENT

FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Vuzix Corporation. (the "Company") in connection with the annual meeting of shareholders of the Company to be held on June 26, 2013 at 11:00 a.m., local time, at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York, 14623 (the "Meeting"). A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") is available without charge upon written request to the Company's Secretary at the Company's corporate offices, or from the SEC's website at www.sec.gov.

Additional copies of this proxy statement and the Annual Report on Form 10-K, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company's Secretary, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623. This proxy statement, together with the accompanying Annual Report on Form 10-K and form of proxy will first be sent to Shareholders on or about May 24, 2013 and will also be available on the Company’s website and at the Company’s transfer agent at www.envisionreports.com/VUZ.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on June 26, 2013

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K to shareholders are available at www.vuzix.com

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Meeting is being solicited by the directors of the Company. Shareholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a Shareholder attending the Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on May 22, 2013 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 3,536,865 shares of common stock, par value $.001 per share, of the Company’s common stock (the "Common Stock") each of which is entitled to one vote on each matter at the Meeting.

Pursuant to the Company's bylaws, a plurality of the votes cast at the Meeting will be required to elect directors, and a majority of the votes cast at the Meeting will be required to ratify the appointment of the independent auditors for 2013. With respect to the advisory votes on executive compensation and the frequency of future advisory votes on executive compensation, see “How many votes are needed to approve each Proposal?”

The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Vuzix Corporation (“Vuzix”, the “Company”, “we”, “our”, “us”) is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Wednesday, June 26, 2013 at 11:00 a.m. (local time) at the Doubletree Hotel, 1111 Jefferson Road, Rochester, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2012 on or about May 24, 2013 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 22, 2013, the record date for the meeting, will be entitled to vote at the annual meeting. On April 30, 2013, there were 3,536,865 of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on May 22, 2013, your shares of Vuzix common stock were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 22, 2013, your shares of Vuzix common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

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What am I voting on?

There are four matters scheduled for a vote: the election of five (5) directors to serve until the 2014 Annual Meeting of Stockholders, the ratification of the selection of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2013, the advisory vote on executive compensation, and the advisory vote on the frequency of future advisory votes on executive compensation. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of May 22, 2013.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

•	You are present and vote in person at the meeting; or
•	You have properly submitted a proxy card.
•	You have voted via the Internet or by telephone

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy, via the Internet or by Telephone to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy, via the Internet or by telephone.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any other proposals, except for Proposal 4, for which you may vote for the option of one year, two years or three years, or to abstain.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one of more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors or for Proposals 3 or 4. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, the advisory vote on executive compensation, or for the advisory vote on the frequency of future advisory votes on executive compensation, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm), but not with respect to Proposal 1 (the election of directors), Proposal 3 (the advisory vote on executive compensation) or Proposal 4 (the advisory vote on the frequency of future advisory votes on executive compensation). We encourage you to provide instructions to your broker to vote your shares for the director nominees, the advisory vote on executive compensation, and the advisory vote on the frequency of future advisory votes on executive compensation.

How many votes are needed to approve each Proposal?

•	Proposal 1 - Election of directors

Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy.

This means that the five (5) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

•	Proposal 2 – Ratification of the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

Approval is by the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions are counted and have the effect of a vote against the proposal because abstentions are deemed to be present and entitled to vote but are not counted toward the affirmative vote required to approve such proposal. Broker non-votes will not be entitled to vote on this proposal. Therefore, under applicable Delaware law, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

•	Proposal 3 – Advisory vote on executive compensation.

The advisory vote on executive compensation (Proposal 3) will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in Proposal 3 and below in Proposal 4 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

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•	Proposal 4 – Advisory vote on the frequency of future advisory votes on executive compensation.

With regard to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 4), votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. Votes cast on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

What if I return a proxy card, vote via the Internet or by telephone but do not make specific choices? What are the recommendations of our board of directors?

If you return a signed and dated proxy card or vote via the Internet without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the board recommends a vote:

•	for election of the nominated slate of directors (see Proposal 1);

•	for ratification of EFP Rotenberg, LLP as the independent registered public accounting firm for the year ending December 31, 2013 (see Proposal 2).

•	for approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table (see Proposal 3); and

•	for approval to conduct an advisory vote every three years on compensation of the Company’s executive officers named in the Proxy Statement’s Summary Compensation Table for that year (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Corporate Secretary, Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

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If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our report on Form 8-K within four (4) business days after the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

Vuzix will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by February 3, 2014 to our Corporate Secretary, Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

In addition, our by-laws provide that a stockholder may present from the floor a proposal that is not included in the proxy statement if the stockholder delivers written notice to our Corporate Secretary not earlier than 120 days and not later 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth your name, address and number of shares of stock you hold, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2013 annual meeting. For the 2014 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623, between February 22, 2014 and March 22, 2014.

Our by-laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of such intent to our Corporate Secretary. The notice must be delivered not earlier than 120 days and not later 90 days before the first anniversary of the preceding year’s annual meeting. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee’s business address and experience during the past five years, any other directorships held by the nominee, the nominee’s involvement in certain legal proceedings during the past ten years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2013 annual meeting. For the 2014 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623, between February 22, 2014 and March 22, 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of April 30, 2013 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Addresses of Beneficial Owner (1)	Shares Beneficially Owned (2)		Percent of Outstanding Shares Beneficially Owned (3)
Paul J. Travers	1,015,508	(4)	28.2%
Grant Russell	179,859	(5)	4.8%
William Lee	9,187	(6)	*
Michael Scott	1,334		*
Alexander Ruckdaeschel	4,667		*
LC Capital Master Fund Ltd.	620,236	(7)	14.9%
Michael McCrackan	9,445	(8)	*
Paul Churnetski	233,904		6.6%
Directors and executive officers as a group (6 people)	1,219,973	(9)	33.5%

*less than 1.0%

(1)	The address for each person is c/o Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, NY 14623.

(2)	We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants, or the conversion of convertible promissory notes, that are either immediately exercisable or convertible, or that will become exercisable within 60 days after April 30, 2013. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or convertible promissory notes for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	The percentage of shares beneficially owned is based on 3,536,865 shares of our common stock issued and outstanding as of April 30, 2013.

(4)	Includes shares held by the Travers Family Trust over which Mr. Travers may be deemed to hold voting and dispositive power, and (i) 19,803 shares issuable to Mr. Travers upon exercise of options granted under our 2007 option plan and (ii) 47,252 shares issuable to Mr. Travers upon the conversion of amounts owed for deferred compensation and accrued interest based on a per share price of Cdn $15.00 nd (iii) 800 shares issuable to Mr. Travers upon exercise of options granted under our 2009 option plan. Hillair Capital Investments L.P. has a security interest in Mr. Travers’s shares to secure our obligations under a $800,000 debenture. The above excludes shares which will be issuable upon the conversion of $815,168 in deferred compensation owed to Mr. Travers which will become convertible into common stock upon the closing of the Company’s proposed public stock offering at a conversion price equal to the offering price.

(5)	Includes shares held by Mr. Russell’s son and (i) 2,667shares issuable upon exercise of options granted under our 2009 option plan and (ii) 15,675 shares of our common stock issuable to Mr. Russell upon the conversion of amounts owed for deferred compensation and accrued interest based on a per share price of Cdn $15.000. The above excludes shares which will be issuable upon the conversion of $637,566 in deferred compensation owed to Mr. Russell which will become convertible into common stock upon the closing of the Company’s proposed public stock offering at conversion price equal to the offering price.

(6)	Includes shares held directly by Mr. Lee and by Mr. Lee’s wife and minor daughter and 6,000 shares issuable upon exercise of options granted under our 2009 option plan.

(7)	Represents shares issuable upon conversion or exercise of convertible debt and warrants issued to LC Capital Master Fund, Ltd. The Company has entered into an agreement with the holder, pursuant to which it has agreed, subject to the closing of the Company’s proposed public stock offering, to exchange its convertible debt and warrants to common stock. Richard Conway holds voting and dispositive power over shares held by LC Capital Master Fund Ltd.

(8)	Represents shares of our common stock issuable upon exercise of options granted under our 2009 option plan.

(9)	Includes (i) 44,716 shares issuable upon exercise of options granted under our 2007 and 2009 option plans and (ii) 62,926 shares issuable upon conversion of deferred compensation but excludes shares that will be issuable upon the conversion of deferred compensation that will become convertible into common stock upon the closing of the Company’s proposed public stock offering at conversion price equal to the offering price.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than ten percent of such securities are required by Commission regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Form 3’s have not been filed for Michael Scott and Alexander Ruckdaeschel, and will be filed in the near future.

PROPOSAL 1

ELECTION OF DIRECTORS

The number of directors is established by the board and is currently fixed at five (5). At this annual meeting, five (5) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company's next annual meeting of shareholders and until a successor is elected and qualified. Messrs. Travers, Russell, Lee and Scott were elected by the stockholders at the last annual meeting. Mr. Ruckdaeschel was appointed as a director in November 2012 to replace the vacancy created by Mr. Cecin and is being nominated for election as a director by the stockholders for the first time at this annual meeting.

It is intended that the accompanying proxy will be voted in favor of the five (5) persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

For the election of directors, only proxies and ballots, Internet votes of telephone votes marked “FOR all nominees”, “WITHHELD for all nominees” or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect . Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the five (5) nominees who receive the most affirmative votes will be elected.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors

The names of the nominees, their ages as of April 30, 2013, and certain information about their business experience during the past five years and their directorships of other publicly held corporations are set forth below.

Paul J. Travers, was the founder of Vuzix and has served as our President and Chief Executive Officer since 1997 and as a member of our board of directors since November 1997. Prior to the formation of Vuzix, Mr. Travers founded both e-Tek Labs, Inc. and Forte Technologies Inc. He has been a driving force behind the development of our products. With more than 22 years’ experience in the consumer electronics field, and 20 years’ experience in the virtual reality and virtual display fields, he is a nationally recognized industry expert. He holds an Associate degree in engineering science from Canton, ATC and a Bachelor of Science degree in electrical and computer engineering from Clarkson University. Mr. Travers resides in Honeoye Falls, New York, United States. Mr. Travers’s experience as our founder and Chief Executive Officer qualifies him to serve on our board of directors.

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Grant Russell, Chief Financial Officer, Executive Vice-President. Mr. Russell has served as our Chief Financial Officer since 2000, as Executive Vice-President i 2008. Mr. Russell holds professional accounting designations in both Canada and the USA, and has extensive expertise in finance and pubic start-ups. He has successfully founded, operated and sold two prior companies focused on the computer hardware and software consumer markets.

William Lee. Mr. Lee has served as the CFO of several companies and has served on the boards of directors of several publicly-held corporations, including consumer software products firms. Mr. Lee serves as Chairman of the Audit Committee. Mr. Lee’s experience is helpful to us in evaluating strategic investment opportunities.

Alexander Ruckdaeschel. Mr. Ruckdaeschel has worked in the financial services industries in the United States and Europe and brings advice on dealings with potential intuitional investors.

Michael Scott.  Mr. Scott is currently a Professor of Law. Mr. Scott specializes in practicing and teaching Technology and Intellectual Property law and will be a resource to the Board in connection with the Company’s dealings with its intellectual properties and licensing strategies.

The board of directors considers diversity in the makeup of the Board when evaluating director candidates. Characteristics that it considers include nature and breadth of business experience, education, professional certification, gender, race, education and nationality.

Background of Nominees

Paul J. Travers, age 51, was the founder of Vuzix and has served as our President and Chief Executive Officer since 1997 and as a member of our board of directors since November 1997. Prior to the formation of Vuzix, Mr. Travers founded both e-Tek Labs, Inc. and Forte Technologies Inc. He has been a driving force behind the development of our products. With more than 22 years’ experience in the consumer electronics field, and 20 years’ experience in the virtual reality and virtual display fields, he is a nationally recognized industry expert. He holds an Associate degree in engineering science from Canton, ATC and a Bachelor of Science degree in electrical and computer engineering from Clarkson University. Mr. Travers resides in Honeoye Falls, New York, United States. Mr. Travers’s experience as our founder and Chief Executive Officer qualifies him to serve on our board of directors.

Grant Russell, age 60, has served as our Chief Financial Officer since 2000 and as a member of our board of directors since April 3, 2009. From 1997 to 2004, Mr. Russell developed and subsequently sold a successful software firm and a new concept computer store and cyber café. In 1984, he co-founded Advanced Gravis Computer (Gravis), which, under his leadership as President, grew to become the world’s largest PC and Macintosh joystick manufacturer with sales of $44,000,000 worldwide and 220 employees. Gravis was listed on NASDAQ and the Toronto Stock Exchange. In September 1996 it was acquired by a US-based Fortune 100 company in a successful public tender offer. Mr. Russell holds a Bachelor of Commerce degree in finance from the University of British Columbia and is both a US Certified Public Accountant and a Canadian Chartered Accountant. Mr. Russell resides in Vancouver, British Columbia, Canada. Mr. Russell’s business executive and financial experience qualifies him to serve on our board of directors.

William Lee, age 60, has served as a member of our board of directors since June 26, 2009. Mr. Lee has been self-employed as a financial consultant since May 2008. From January 2006 to May 2008, he served as Chief Financial Officer of Jinshan Gold Mines Inc., a mining company listed on the Toronto Stock Exchange. From July 2004 to January 2006, he was engaged as a business analyst for Ivanhoe Energy Inc., a Toronto Stock Exchange and NASDAQ listed company, and Ivanhoe Mines Ltd. Vancouver, an independent international heavy oil development and production company with operations in Canada, the United States, China, and Ecuador and listed on the New York and Toronto Stock Exchanges. Mr. Lee spent nine years engaged in the practice of public accounting with the firm of Deloitte & Touche. Mr. Lee is a member of the Institute of Chartered Accountants of British Columbia and holds a Bachelor of Commerce degree from the University of British Columbia. Mr. Lee also currently serves as a director of Tinka Resources Ltd., Halo Resources Ltd., and Riverside Resources Inc., all of which are listed on the TSX-V. Mr. Lee resides in Delta, British Columbia, Canada. Mr. Lee’s financial experience qualifies him to serve on our board of directors.

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Alexander Ruckdaeschel, aged 40 joined our board of directors in November 2012. Since March 2001, Mr. Ruckdaeschel has worked in the financial industry in the United States and Europe and as a co- founder, partner and or in senior management. Mr. Ruckdaeschel cofounded Herakles Capital Management and AMK Capital Advisors in 2008. Mr. Ruckdaeschel has also been a partner with Alpha Plus Advisors, from 2006 to 2010, and Nanostart AG, from 2002 to 2006, where he was the head of their U.S. group. Mr. Ruckdaeschel has significant experience in startup operations as the manager of DAC Nanotech-Fund and Biotech-Fund from 2002 to 2006. Following service in the German military, Mr. Ruckdaeschel was a research assistant at Dunmore Management focusing on intrinsic value identifying firms that were undervalued and had global scale potential. From October 1992 to October 2000 Mr. Ruckdaeschel was in the German military and supported active operations throughout the Middle East while also participating as a professional biathlon athlete. Mr. Ruckdaeschel’s financial experience qualifies him to serve on our board of directors.

Michael Scott, age 67, is a Professor of Law at the Southwestern Law School in Los Angeles, CA. Previously, he was Partner at various legal firms specializing in Technology and IP Practices, including Perkins Coie LLP, and Graham & James. He previously served on the board of Sanctuary Woods Multimedia, Inc., a publicly traded company. He is the author of 7 books on Technology Law as well as the writer of numerous legal IP-related articles published in journals, newspapers and magazines. He is the Founder and Editor-in-Chief of the E-Commerce Law Report and the Cyberspace Lawyer. Mr. Scott’s technology and intellectual property experience qualify him to serve on our board of directors.

Information Regarding the Board and its Committees

Director Meeting and Attendance

During 2012, our board held one (1) in-person regular meetings, twelve (12) conference-call meetings, and acted three (3) times by unanimous written consent. In addition, the directors considered Company matters and had frequent communication with each other apart from the formal meetings.

Board Independence

Our board has determined that each of our directors other than Mr. Travers and Mr. Russell is an independent director as defined by Rule 10A-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. We believe that we are compliant with the independence criteria for boards of directors under applicable laws and regulations. The board may meet independently of management as required. Although they are permitted to do so, the independent directors have not held separately scheduled meetings but have had executive sessions at the conclusion of the regularly scheduled meetings at which non-independent directors and members of management are not in attendance.

Board Committees

We have an audit committee, a compensation committee and a nominating committee.

Audit Committee

Our audit committee consists of William Lee, Michael Scott and Alexander Ruckdaeschel, each of whom is a non-employee director. Mr. Lee is the chairperson of our audit committee. Our board of directors has determined that each member designee of our audit committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended and meets the requirements of financial literacy under SEC rules and regulations. Mr. Lee serves as our audit committee financial expert, as defined under SEC rules. Our audit committee met four (4) times during 2012.

Our audit committee is responsible for, among other things:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	evaluating the qualifications, performance and independence of our independent auditors;

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•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our board of directors has adopted a written charter for our audit committee, which is available on our website (www.vuzix.com).

Compensation Committee

Our compensation committee consists of Alexander Ruckdaeschel, William Lee and Michael Scott, each of whom is a non-employee director. Mr. Ruckdaeschel is the chairperson of our compensation committee. Our board of directors has determined that each member designee of our compensation committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Our compensation committee met once in 2011.

Our compensation committee is responsible for, among other things:

•	reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•	preparing any compensation committee report required by the rules of the SEC to be included in our annual proxy statement; and

•	administering, reviewing and making recommendations with respect to our equity compensation plans.

Our compensation committee may not delegate any of its authority to any other person. No compensation consultant was engaged to determine or recommend the amount or form of compensation paid to our executive officers in 2012. The compensation paid to our named executive officers for 2012 was determined by the employment agreements we entered into with those executives in August 2007. See “Compensation of Named Executive Officers and Directors – Employment Agreements.”

Our board of directors has adopted a written charter for our compensation committee, which is available on our website (www.vuzix.com).

Nominating Committee

Our nominating committee consists of Alexander Ruckdaeschel, William Lee and Michael Scott, each of whom is a non-employee member of our board of directors. Mr. Scott is the chairperson of our nominating committee. Our board of directors has determined that each member designee of our nominating committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Our board of directors has adopted a written charter for our nominating committee, which is available on our website (www.vuzix.com).  Our nominating committee met once in 2012.

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Nominating Process

The process followed by the nominating and governance committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate any biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates. Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board; or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws and in the section entitled “Questions and Answers About This Proxy Material and Voting – When are stockholder proposals due for next year’s annual meeting?” In addition, stockholders who wish to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to Secretary, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

In evaluating the suitability of candidates to serve on the board of directors, including stockholder nominees, the nominating committee seeks candidates who are independent as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended and meet certain selection criteria established by the committee. The committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole. The board seeks the best director candidates based on the skills and characteristics required without regard to race, color, national origin, religion, disability, marital status, age, sexual orientation, gender, gender identity and expression, or any other basis protected by federal, state or local law.

Corporate Governance and Related Matters

Board Leadership Structure

Our board is responsible for the selection of the chairman of the board and the chief executive officer. Our board does not have a policy on whether or not the roles of chief executive officer and chairman should be separate and, if they are to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently our chief executive officer acts as chairman. Our board believes that Paul J. Travers, our founder and chief executive officer, is best situated to act as chairman of the board because he is the director most familiar with the Company’s business and industry and is therefore best able to identify the strategic priorities to be discussed by the board.

Our board believes that the most effective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. Three of our five current directors qualify as independent directors within the meaning of Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. Each of our standing board committees is comprised of only independent directors, including our nominating committee, which is charged with annually evaluating and reporting to the board on the performance and effectiveness of the board. Our board has not appointed a lead independent director.

Our Board’s Role in Risk Oversight

Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees includes overseeing the risk management activities of management. Our board oversees our risk management processes directly and through its committees. The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure and succession planning for our directors.

Code of Ethics

Our board of directors has adopted a written code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our chief executive officer and chief financial officer) and employees.

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We make available to the public various corporate governance information on our website (www.vuzix.com) under “Investors – Corporate Governance.” Information on our website includes our Code of Business Conduct and Ethics, the Audit Committee Charter, the Compensation Committee Charter, the Nominating Committee Charter, and our Insider Trading Policy. Information regarding any amendments to, or waiver from, the Code of Business Conduct and Ethics will also be posted on our website.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the board of directors or the relevant board member by addressing communications to:

[Name of director(s) or Board of Directors]
Vuzix Corporation
c/o Corporate Secretary
2166 Brighton Henrietta Townline Road
Rochester, New York 14623

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We have scheduled a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. Two of the five director nominees for 2013 attended our 2012 annual meeting.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

The audit committee has selected the accounting firm of EFP Rotenberg, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013. EFP Rotenberg, LLP (and its predecessor, Rotenberg & Co., LLP) has served as the Company’s independent registered public accounting firm since August 2009 and is considered by the audit committee, the board and management of the Company to be well qualified. The stockholders are being asked to ratify the audit committee’s appointment of EFP Rotenberg, LLP. If the stockholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of EFP Rotenberg, LLP will be present at the annual meeting and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fees Paid to EFP Rotenberg, LLP

The following table shows the fees that were billed by EFP Rotenberg, LLP for professional services rendered in 2012 and 2011.

	2012	2011
Audit Fees (1)	$108,300	$102,000
Audit-Related Fees (2)	5,500	0
Tax Fees	0	0
All Other Fees (3)	4,447	3,617
Total EFP Rotenberg, LLP Fees	$118,247	$105,617

(1) Audit fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal year and quarterly reviews of our consolidated financial statements.

(2) Audit-related fees represent fees for services rendered in connection with the comfort letter delivered to our underwriters in connection with our proposed public stock offering.

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(3) All other fees in 2012 and 2011 consisted of interest charged.

Pre-Approval of Fees by Audit Committee

In accordance with applicable laws, rules and regulations, our audit committee charter and pre-approval policies established by the audit committee require that the audit committee review in advance and pre-approve all audit and permitted non-audit fees for services provided to us by our independent registered public accounting firm. The services performed by, and the fees to be paid to, EFP Rotenberg, LLP in 2012 were approved by the audit committee, then consisting of Messrs. Lee and Cecin.

Independence Analysis by Audit Committee

The audit committee has considered whether the provision of the services described above was compatible with maintaining the independence of EFP Rotenberg, LLP and determined that the provision of such services was compatible with such firm’s independence. For each of 2012 and 2011, EFP Rotenberg, LLP provided no services other than those services described above.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2013. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of EFP Rotenberg, LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent registered public accounting firm.

The Audit Committee and our Board of Directors unanimously recommend that the stockholders vote FOR ratification of the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the year ending December 31, 2013.

AUDIT COMMITTEE REPORT1

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Lee, Scott and Ruckdaeschel. The audit committee operates pursuant to a written charter adopted by the board of directors in December 2009 and may be found on our website www.vuzix.com under the “Investors-Corporate Governance” section. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

Review of our Audited Financial Statements

1 The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings

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In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the year ended December 31, 2012 be included in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2013 for ratification by stockholders at the Company’s annual meeting.

Audit Committee

William Lee, Chairman
Michael Scott
Alexander Ruckdaeschel

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

This proxy statement contains information about the compensation paid to our named executive officers during 2012. For 2012, we determined that the following officers were our named executive officers for purposes of this proxy statement:

•	Paul J. Travers - chief executive officer and president
•	Grant Russell – chief financial officer and executive vice president
•	Michael McCrackan – vice president of operations

Executive Officer Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to our named executive officers for 2012 and 2011. More detailed information is presented in the other tables and in the footnotes to the tables.

Name and Principal Position	Year	Salary ($)		Bonus or Commission ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Paul J. Travers, President and	2012	$300,000	(1)	—	—		—		$300,000
Chief Executive Officer	2011	$300,000	(2)	—	—		—		$300,000
Grant Russell, Chief Financial	2012	$275,000	(1)	—	$—		$21,881	(3)	$296,881
Officer & Executive Vice President	2011	$275,000	(2)	—	$—		$22,436	(3)	$297,436
Michael McCrackan	2012	$125,910		—	$—		—		$125,910
Vice President of Operations	2011	$109,378		—	$55,103	(4)	—		$164,481

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(1)	Includes $200,553 and $180,769 unpaid but accrued wages for Mr. Travers and Mr. Russell respectively, as per each named executive officer’s employment contract for 2012. For further details see Transactions with Related Persons – Deferred Compensation.
(2)	Includes $100,000 unpaid but accrued wages per each named executive officer’s employment contract for 2011. For further details see Transactions with Related Persons – Deferred Compensation.
(3)	Consists of amounts paid to Mr. Russell in reimbursement for the rental of an automobile and direct travel to and from his primary residence in Vancouver, Canada to Rochester, New York.
(4)	Represents the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for stock options granted in 2011 and unvested stock options granted in prior years in accordance with FASB ASC Topic 718 - Stock Compensation, but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in note 22 (Stock-based Compensation Expense) to our consolidated audited financial statements for the fiscal year ended December 31, 2012 and 2011 included in our annual report accompanying this proxy statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information concerning exercisable and unexercisable stock options held by the named executive officers at December 31, 2012. We granted no stock option awards to any named executive officers in 2012.

Option Awards
Equity
Incentive Plan
Awards:
	Number of	Number of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option
	Options	Options		Unearned	Exercise	Option
	(#)	(#)		Options	Price	Expiration
Name	Exercisable	Unexercisable		(#)	($)	Date
Paul Travers (1)	19,803	—		—	$1.95	9/03/13
Grant Russell (2)	2,666	—		—	$11.25	5/01/19
Michael McCrackan (2)	9,445	3,888	(2)	—	$11.25	2/18/21

(1)	This option was granted under our 2007 option plan and vests in equal monthly installments over four years from the date of grant.

(2)	This option was granted under our 2009 option plan and vests in equal monthly installments over four years from the date of grant.

2012 OPTION EXERCISES

There were no exercises of stock options by our name executive officers during 2012.

Employment Agreements

Paul J. Travers

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On August 1, 2007, we entered into an employment agreement with Paul J. Travers providing for his continued service as our Chief Executive Officer and President. Under the agreement, Mr. Travers is entitled to an initial annual base salary of $300,000 or such greater amount as shall be determined by the board of directors. Mr. Travers has agreed to defer the payment of $100,000 of his salary for 2010, 2011, and 2012. He is also eligible to receive such periodic, annual or other bonuses as the board of directors in its sole discretion shall determine and to participate in all bonus plans established for our senior executives. The agreement also provides that Mr. Travers may be awarded, in the sole discretion of the board of directors, stock options and other awards under any plan or arrangement for which our senior executives are eligible. The level of his participation in any such plan or arrangement shall be determined by the board of directors in its sole discretion. To the greatest extent permissible under the Internal Revenue Code (the Code) and the regulations thereunder, options granted to Mr. Travers shall be incentive stock options within the meaning Section 422 of the Code. He is also eligible to participate in all employee benefit plans which are generally available to our senior executives and entitled to receive fringe benefits and perquisites comparable to those of our other senior executives.

 Under his agreement, we are obligated to reimburse Mr. Travers for the costs of an automobile at the rate of $750 per month and for all actual, reasonable and customary expenses incurred in the course of his employment in accordance with our policies as then in effect. Mr. Travers is subject to certain restrictive covenants under the agreement, including a covenant not to compete for 24 months after his termination for any reason other than by him for good reason or by us without cause and for 48 months after his termination if such termination results in our obligation to pay him the change of control payment described below.

Grant Russell

On August 1, 2007, we entered into an employment agreement with Grant Russell providing for his continued service as our Chief Financial Officer and Executive Vice President. Under the agreement, Mr. Russell is entitled to an initial annual base salary of $275,000 or such greater amount as shall be determined by the board of directors. Mr. Russell has agreed to defer $100,000 of his salary for 2010, 2011, and 2012. He is also eligible to receive such periodic, annual or other bonuses as the board of directors in its sole discretion shall determine and to participate in all bonus plans established for our senior executives. The agreement also provides that Mr. Russell may be awarded, in the sole discretion of the board of directors, stock options and other awards under any plan or arrangement for which our senior executives are eligible. The level of his participation in any such plan or arrangement shall be determined by the board of directors in its sole discretion. To the greatest extent permissible under the Code and the regulations thereunder, options granted to Mr. Russell shall be incentive stock options within the meaning of Section 422 of the Code. He is also eligible to participate in all employee benefit plans which are generally available to our senior executives and entitled to receive fringe benefits and perquisites comparable to those of our other senior executives.

Under his agreement, we are obligated to either reimburse Mr. Russell for the costs of an automobile at the rate of $750 per month or to bear all expenses associated with his lease of an automobile for his use while in Rochester, New York, to reimburse him for the costs of travel between Rochester, New York and his primary residence in Vancouver, British Columbia, Canada and to reimburse him for all actual, reasonable and customary expenses incurred in the course of his employment in accordance with our policies as then in effect. We provide Mr. Russell the option to receive a portion of his salary in the form of a housing allowance, at the rate prescribed by the Internal Revenue Service, for the maintenance of a second residence in Rochester, New York. Payment of such allowance is deductible by us for federal income tax purposes in the same manner as cash compensation. Mr. Russell is subject to certain restrictive covenants under the agreement, including a covenant not to compete for 24 months after his termination for any reason other than by him for good reason or by us without cause and for 48 months after his termination if such termination results in our obligation to pay him the change of control payment described below.

Potential Payments upon Termination or Change in Control

This section sets forth information regarding compensation and benefits that each of the named executive officers would receive in the event of a change in control (as defined in the applicable employment agreement) or in the event of termination of employment under several different circumstances, including: (1) termination by Vuzix for cause (as defined in the applicable employment agreement); (2) a voluntary termination by the named executive officer; (3) termination by the named executive officer for good reason (as defined in the applicable employment agreement); (4) involuntary termination by Vuzix without cause; (5) death; or (5) disability (as defined in the applicable employment agreement).

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Under the agreements of both Mr. Travers and Russell: (a) we shall have “cause” to terminate them as a result of their: (i) willfully engaging in conduct which is materially injurious to us; (ii) willful fraud or material dishonesty in connection with their performance as an employee; (iii) deliberate or intentional failure to substantially perform their duties as employees that results in material harm to us; or (iv) conviction for, or plea of nolo contendere to a charge of, commission of a felony; (b) they shall have “good reason” to terminate their employment upon: (i) a material diminution during the term of the agreements in their duties, responsibilities, position, office or title; (ii) a breach by us of the compensation and benefits provisions of their agreements; (iii) a material breach by us of any other terms of their agreements; or (iv) the relocation of their principal place of business at our request beyond 30 miles from its current location; and (c) they shall be deemed to be “disabled” if they shall be rendered incapable of performing their duties to us by reason of any medically determined physical or mental impairment that can be expected to result in death or that can reasonably be expected to last for a period of either (i) five or more consecutive months from the first date of their absence due to the disability or (ii) nine months during any 12-month period. Any termination by us for cause or by them for good reason is subject to a 30-day notice period and opportunity to cure.

Under their employment agreements, “change of control” means: (i) the approval by our stockholders, and the completion of the transaction resulting from such approval, of (A) the sale or other disposition of all or substantially all our assets or (B) our complete liquidation or dissolution; (ii) the sale, in a single transaction or in a series of related transactions, of all or substantially all of the outstanding shares of our capital stock; (iii) the approval by our stockholders, and the completion of the transaction resulting from such approval, of a merger, consolidation, reorganization or similar corporate transaction, whether or not we are the surviving corporation in such transaction, in which the outstanding shares of common stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing fifty percent (50%) or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (either ours or those of another company) or cash or other property; (iv) pursuant to an affirmative vote of a holder or holders of seventy five percent (75%) of our capital stock of the entitled to vote on such a matter, the removal of a majority of the individuals who are at that time members of the board of directors; or (v) the acquisition by any entity or individual of one hundred percent of our capital stock.

The actual amounts that would be payable in such circumstances can only be determined at the date of termination or upon the change in control. The amounts included below are based on the following:

•	We have assumed that the termination event occurred effective as of December 31, 2012, the last day of 2012;
•	We have assumed that the value of our common stock was $3.75 per share, the US dollar equivalent of the Canadian dollar closing market price of our common stock on December 31, 2012, the last trading day of our common stock, and that all unvested options were exercised on December 31, 2012; and
•	Health benefits are included at the estimated value of continuation of this benefit.

Paul J. Travers

If Mr. Travers’s employment is terminated (i) by the Company without cause or (ii) by Mr. Travers for good reason or (iii) as a result of disability, Mr. Travers would be entitled to receive:

• two times his annual base salary, payable in 24 equal monthly installments	$600,000
• his annual incentive bonus, payable within 60 days of termination	$-

Total cash compensation upon termination	$600,000

If Mr. Travers’s employment is terminated within one year of a change of control for any reason other than by us for cause, or if he elects to terminate his employment (whether or not for good reason) during the period beginning 121 days after a change of control and ending on the second anniversary thereof, Mr. Travers would be entitled to receive:

• four times his annual base salary, payable in 48 equal monthly installments	$1,200,000
• his annual incentive bonus, then in effect, payable within 60 days of termination	$-

Total cash compensation upon change of control	$1,200,000

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Additionally, in either case Mr. Travers would also be entitled to:

• continuation of medical benefits throughout the 24 or 48-month period during which severance payments are made or until he becomes eligible to receive medical benefits from subsequent employer	$ 28,622 (for 24 months) or $57,243 (for 48 months)
• value of all unvested options, which would vest immediately	$0
• any accrued amounts owing to him

If Mr. Travers’s employment is terminated for cause or by Mr. Travers voluntarily, he will be entitled to receive only any accrued amounts owing him and will forfeit all unvested equity and unearned incentive payments.

Grant Russell

If Mr. Russell’s employment is terminated (i) by the Company without cause or (ii) by Mr. Russell for good reason or (iii) as a result of disability, Mr. Russell would be entitled to receive:

• two times his annual base salary, payable in 24 equal monthly installments	$550,000
• his annual incentive bonus, payable within 60 days of termination	$-

Total cash compensation upon termination	$550,000

If Mr. Russell’s employment is terminated within one year of a change of control for any reason other than by us for cause, or if he elects to terminate his employment (whether or not for good reason) during the period beginning 121 days after a change of control and ending on the second anniversary thereof, Mr. Russell would be entitled to receive:

• four times his annual base salary, payable in 48 equal monthly installments	$1,100,000
• his annual incentive bonus, then in effect, payable within 60 days of termination	$-

Total cash compensation upon change of control	$1,100,000

Additionally, in either case Mr. Russell would also be entitled to:

• continuation of medical benefits throughout the 24 or 48-month period during which severance payments are made or until he becomes eligible to receive medical benefits from subsequent employer	$ 4,984 (for 24 months) or $9,969 (for 48 months)
• value of all unvested options, which would vest immediately	$0
• any accrued amounts owing to him

If Mr. Russell’s employment is terminated for cause or by Mr. Russell voluntarily, he will be entitled to receive only any accrued amounts owing him and will forfeit all unvested equity and unearned incentive payments.

Director Compensation

How Directors are Compensated

Employee directors do not receive additional compensation for serving on the board beyond the compensation they received for serving as our officers, as described under “Executive Compensation.”

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We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board. In setting non-employee director compensation the board considers the amount of time that directors expend in fulfilling their duties as members of our board and the skill-level we require of members of our board.

DIRECTOR COMPENSATION — YEAR ENDED DECEMBER 31, 2012

	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
William Lee	—	—	—	—	—	—	—
Michael Scott	—	—	—	—	—	—	—
Alexander Ruckdaeschel	—	—	—	—	—	—	—
Joe Cecin (1)	75,000	—	—	—	—	—	75,000

(1)	Mr. Cecin resigned as a director on November 14, 2012.

During 2012, other than cash fees paid to Joe Cecin, no cash director fees were earned by or paid to any non-management member of the board of directors but each of our nonemployee directors was reimbursed for ordinary expenses incurred in connection with attendance at meetings of the board of directors. In the future, to recruit and maintain qualified directors we believe that we will likely have to begin paying annual retainers, board committee membership and board meeting fees. It is not expected that such fees will be paid to any directors who are also our employees.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2012.

	Number of Securities to	Weighted Average
	be Issued Upon Exercise	Exercise Price of	Number of Securities
	of Outstanding Options,	Outstanding Options,	Remaining Available for
Plan Category	Warrants and Rights(2)	Warrants and Rights	Future Issuance (1)
Equity compensation plans approved by security holders	192,729	$10.68	382,799
Equity compensation plans not approved by security holders	—	—	—

Total	192,729	$10.68	382,799

(1)	The amount appearing under “Number of securities remaining available for future issuance” includes shares available under our 2009 Stock Option Plan.
(2)	All outstanding warrants and options and remaining reflect the 1-for-75 reverse stock split of our common stock, which was effective February 6, 2013.

TRANSACTIONS WITH RELATED PERSONS

        Since January 1, 2011, we have entered into the following transactions in which our directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest. The following transactions do not include compensation, termination and change-in-control arrangements, which are described under “Management.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Revolving Loans

In October 2008, we entered into a revolving loan agreement with Paul J. Travers, our President and Chief Executive Officer, pursuant to which Mr. Travers agreed to loan us such amounts as we may request and he may agree from time to time until December 31, 2010. Interest accrues on the principal amount outstanding under the agreement at the annual rate of 12.0% and is payable on demand. As security for our obligations under the loan agreement, we granted Mr. Travers a security interest in all of our assets. We had intended to the repay the entire principal amount outstanding under this agreement, together with all interest accrued thereon, from the proceeds of our initial public offering. We concluded that we did not receive sufficient proceeds from our initial public offering to repay this indebtedness and Mr. Travers has agreed to make no demand for repayment until after January 2, 2013.

In December 2010, we entered into a Convertible Senior Secured Term Loan Agreement, pursuant to which we borrowed $4,000,000. As of October 1, 2011, the loan was in default and bore interest at a 17% annual interest rate. In connection with the above financing, four existing secured lenders who are currently owed $2,320,980 in principal and accrued interest agreed to subordinate their security interests in favor of the lender and to extend the period of debt repayments for 24 to 36 months following closing of the loan transaction. One of the lenders who deferred payment of his debt was Paul Travers, our President and Chief Executive Officer, who deferred payment of the loan referred to above. As of December 23, 2010 the amount of principal and accrued interest due Mr. Travers was $258,658, which was payable on or before December 31, 2010. On December 23, 2010, we and Mr. Travers agreed that such amount will be payable, together with interest thereon, in thirty-five (36) equal monthly installments of $8,504.12 each, commencing on January 31, 2012. Due to our default on our senior term debt as discussed above, we have ceased the scheduled repayments to Mr. Travers. The entire unpaid amount, and interest accrued thereon, will be due and payable on December 31, 2013. In connection with such deferral, we issued to Mr. Travers a warrant to purchase up to 1,034,633 shares of our common stock at an exercise price of $0.09965 per share. That warrant expires on December 31, 2013.

In connection with our sale, in June 2012, of the assets (including equipment, tooling, certain patents and trademarks and sales of our proprietary Tac-Eye displays and night vision display electronics) that comprised our Tactical Defense Group (the “TDG Assets”), certain of our lenders entered into Loan Modification and Consent agreements pursuant to which each consented to the sale, as required by the loan agreements between us and each such lender, and released its security interest in the TDG Assets sold. Pursuant to a Loan Modification and Consent Agreement regarding our Convertible, Senior Secured Term Debt Loan, which was in default at the time of the sale, we paid this senior lender $4,450,000 in reduction of the obligations owed to it. Our obligation to repay the remaining amount due to the Convertible Senior Secured Term Debt Lender, $619,122 was represented by a new note in that amount.

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On March 29, 2013, we entered into a conversion/exchange agreement (the “LC Capital Agreement”) with LC Capital Master Fund Ltd. (“LC Capital”). Pursuant to the LC Capital Agreement, LC Capital agreed, subject to the closing of our proposed public stock offering, to convert its outstanding convertible note, in the principal amount of $619,122, together with accrued interest thereon (equal to $22,907 as of March 29, 2013), into shares of our common stock, at a conversion price equal to, in LC Capital’s option, the public offering price of our proposed public stock offering, or pursuant to the terms of the convertible note. LC Capital also agreed subject to the closing of our proposed public stock offering, to exchange outstanding warrants to purchase 533,333 shares of our common stock into the greater of (a) 200,000 shares of our common stock, or (B) the Black Scholes value of the warrants (calculated using the Bloomberg OV function) as of the date of the pricing of our proposed public stock offering based upon the per share offering price. We agreed to prepare and file with the SEC, within 45 days of such conversion and exchange, a registration statement for the resale of the shares of common stock issuable upon such conversion and exchange, and to cause such registration statement to be declared effective by the SEC within 90 days of such conversion and exchange. LC Capital may terminate the LC Capital Agreement if the closing of such conversion and exchange does not occur by June 30, 2013 or if our board of directors does not approve such conversion and exchange by April 12, 2013, or withdraws such approval.

  Payment of Deferred Compensation and Shareholder Loans

In June 2009, we agreed with Mr. Travers and Mr. Russell, our President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, respectively, that we would pay them outstanding deferred compensation in the aggregate amounts of $410,096 plus interest at the annual rate of 8.0%, as well as $199,941 loaned to us prior to our initial public offering, in 12 equal monthly installments beginning on the first anniversary of the closing of our initial public offering until paid in full. Our initial public offering closed on December 24, 2009. Pursuant to that deferral arrangement, the board of directors amended the terms of these loans and the deferred compensation to make the principal amounts thereof outstanding as of our initial public offering, and all accrued interest thereon outstanding as of our initial public offering, payable at the options of Mr. Travers and Mr. Russell in shares of our common stock at the rate of $14.25 per share, the U.S. dollar equivalent of the price at which we sold units in our initial public offering. As of December 31, 2012, $1,010,096 in principal and $442,638 in accrued interest thereon are outstanding and reported as long-term liabilities on our balance sheet. On March 27, 2013 Mr. Travers and Russell entered into agreements with us pursuant to which, upon the closing of our proposed public stock offering, they may convert the unpaid amounts into shares of common stock at a conversion price equal to the offering price, and any remaining unconverted amounts will be due and payable beginning April 1, 2014 in equal monthly payments over a maximum of 12 months. The Company granted to Mr. Travers and Mr. Russell piggyback and demand registration rights with respect to the shares of common stock issuable upon such conversion.

 On March 27, 2013, we entered into a deferred compensation deferral and conversion option agreement (Travers Deferred Compensation Agreement) with Paul Travers, which agreement is subject to the closing of our proposed public stock offering by June 30, 2013, and which agreement is effective upon such closing. Pursuant to the Travers Deferred Compensation Agreement, Mr. Travers and we agreed that, unpaid salary owed to Mr. Travers, in the amount of $815,168 (including $268,536 in accrued interest, as of December 31, 2012), will be convertible into shares of our common stock, at Mr. Travers’s option, at a conversion price equal to the offering price of our proposed public stock offering, subject to approval of the TSX Venture Exchange. In addition, we agreed to pay any remaining unconverted amounts beginning April 1, 2014 in equal monthly payments over a maximum of 12 months. We granted to Mr. Travers piggyback and demand registration rights with respect to the shares of common stock issuable upon such conversion.

On March 27, 2013, we entered into a deferred compensation deferral and conversion option agreement (Russell Deferred Compensation Agreement) with Grant Russell, our chief financial officer, which agreement is subject to the closing of this offering.by June 30, 2013, and which agreement is effective upon such closing. Pursuant to the Russell Deferred Compensation Agreement, Mr. Russell and we agreed that, unpaid salary owed to Mr. Russell, in the amount of $637,567 (including $174,102 in accrued interest, as of December 31, 2012), will be convertible into shares of our common stock, at Mr. Russell’s option, at a conversion price equal to the offering price of our proposed public stock offering, subject to approval of the TSX Venture Exchange. In addition, we agreed to pay any remaining unconverted amounts beginning April 1, 2014 in equal monthly payments over a maximum of 12 months. We granted to Mr. Russell piggyback and demand registration rights with respect to the shares of common stock issuable upon such conversion.

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 Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Under these agreements we are obligated to indemnify the indemnitee to the fullest extent permitted by applicable law for all reasonable expenses (including attorneys’ fees and disbursements), judgments, fines (including excise taxes and penalties) and amounts paid in settlement actually and reasonably incurred by the indemnitee arising out of or connected with the indemnitee’s service as a director or officer and indemnitee’s service in another capacity at our request or direction. We are also obligated to advance all reasonable and actual expenses incurred by the indemnitee in connection with any action, suit, proceeding or appeal with respect to which he is entitled to be indemnified upon our receipt of an invoice for such expenses. Our obligation to advance expenses is subject to the indemnitee’s execution, upon our request, of an agreement to repay all such amounts it if is ultimately determined that he is not entitled to be indemnified by us under applicable law. If a claim for indemnification under this agreement may not be paid to the indemnitee under applicable law, then in any action in which we are jointly liable with the indemnitee, we are obligated to contribute to the amount of reasonable expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by the indemnitee in proportion to the relative benefits received by us and the indemnitee from the transaction from which such action arose, and our relative fault and that of the indemnitee in connection with the events which resulted in such expenses. The rights of an indemnitee under the form of indemnification agreement are in addition to any other rights that the indemnitee may have under our certificate of incorporation or bylaws, any agreement, or any vote of our stockholders or directors. We are not obligated to make any payment under the form of indemnification agreement to the extent payment is actually made to the indemnitee under an insurance policy or any other method outside of the agreement.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Vuzix Corporation approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2013 Proxy Statement, as such compensation is disclosed in the Company’s 2013 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 and below in Proposal 4 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THIS PROXY STATEMENT’S SUMMARY COMPENSATION TABLE.

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PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 3 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

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OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

Steven D. Ward,
Secretary
Dated:	April 30, 2013
Rochester, New York

We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the year ended December 31, 2012 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Corporate Secretary, Vuzix Corporation, 2166 Brighton Henrietta Townline Road, Rochester, New York 14623.

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Vuzix Corporation

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Vuzix Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 1:00 a.m., Central Time, on June 26, 2013.

Vote Your Proxy on the Internet:

Go to www.envisionreports.com/VZX
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:
Call 1-800-652-VOTE (8683)
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

A – Proposals - The Board of Directors recommends a vote <u>FOR</u> all the named nominees as directors, and FOR Proposals 2, 3 and 3 Years in 4.

Please mark your votes like this **X**

1. To elect five directors to serve until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified.

NOMINEES: 01- Paul J. Travers 02 – Grant Russell 03 – William Lee
04- Michael Scott 05 – Alexander Ruckdaeschel

☐ Mark here to vote <u>FOR</u> all nominees

☐ Mark here to <u>WITHHOLD</u> vote from all Nominees

☐ For all EXCEPT – To withhold authority to vote for any nominee(s), write the name(s) of such nominee (s) below.

____

	For	Against	Abstain
2. To ratify the appointment of EFP Rotenberg, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐
3. To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company's executive officers, who are named in the Proxy Statement Compensation Table	☐	☐	☐

The Board of Directors recommends you vote 3YEARS on the following proposal:	1 year	2 year	3 year	Abstain
4. To recommend, by non-binding vote, the frequency of executive compensation vote	☐	☐	☐	☐

In their discretion, upon any other business that may properly come before the meeting or any Adjournment thereof.

B – Non-Voting Items –

Change of Address – Please print new address below:

Meeting Attendance - Mark box to the right if you plan to attend the Annual Meeting ☐

C – Authorized Signature – This section must be completed for your vote to be counted – Date and Sign Below

Signature______________________________ **Signature**______________________________ **Date**__________**, 2013.**

NOTE: Please sign EXACTLY as name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – VUZIX CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 26, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints PAUL J. TRAVERS and GRANT RUSSELL or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock of Vuzix Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held at the Doubletree Hotel in 1111 Jefferson Road, Rochester, New York, 14623 on June 26, 2013, at 11:00 a.m. Eastern Timeand at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the election of the named nominees as directors, and FOR Proposals 2, 3 and 3 years for Proposal 4.**

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT--This Proxy must be signed and dated on the reverse side.)